SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 29, 1999


                       GE CAPITAL MORTGAGE SERVICES, INC.
                  (as Seller and Servicer under the Pooling and
                 Servicing Agreement, dated as of July 1, 1999,
                 providing for the issuance of REMIC Multi-Class
                   Pass-Through Certificates, Series 1999-15)


                       GE Capital Mortgage Services, Inc.
                       ----------------------------------
               (Exact Name of Registrant as Specified in Charter)


     New Jersey                    33-5042                  21-0627285
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission              (IRS Employer
of Incorporation)                  File Number)             Identification No.)


Three Executive Campus
Cherry Hill, New Jersey                                     08002
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code          (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On July 29, 1999, GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1999-15 (the "Certificates") evidencing beneficial ownership interests in a trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of a pool ("Pool 1999-15") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated July 22, 1999 as supplemented by the Prospectus Supplement dated July 28, 1999.

The original principal balance of each Class of the Certificates is as follows:

               A1                                   $81,010,950.00
               A2                                   $43,000,000.00
               A3                                   $50,000,000.00
               A4                                   $25,578,787.00
               A5                                    $5,000,000.00
               A6                                    $1,200,000.00
               A7                                      $300,000.00
               A8                                      $300,000.00
               A9                                      $300,000.00
              A10                                      $900,000.00
              A11                                    $3,750,000.00
              A12                                   $37,265,800.00
              A13                                  $100,000,000.00
              A14                                    $8,297,969.00
              A15                                    $1,461,646.00
              A16                                  $127,348,000.00
              A17                                   $64,991,384.00
              A18                                    $5,000,000.00
              A19                                   $10,000,000.00
              A20                                    $5,000,000.00
              A21                                   $23,267,941.00
              A22                                   $22,081,150.00
              A23                                   $30,725,150.00
              A24                                   $40,414,700.00
              A25                                   $92,616,155.00
              A26                                      $605,000.00
              A27                                   $55,411,500.00
              A28                                   $52,390,300.00
              2-A1                                  $42,000,000.00
              2-A2                                   $9,018,000.00
              2-A3                                   $2,003,967.00
              2-A4                                   $9,017,699.00
              2-A5                                   $7,234,946.00
               M                                    $21,095,000.00
               B1                                    $7,534,000.00
               B2                                    $4,520,000.00
               B3                                    $5,022,000.00
               B4                                    $2,009,000.00
               B5                                    $2,513,843.16
               R                                           $100.00
            Total :                              $1,000,184,987.16



The Pool 1 Apportioned Junior Percentage and Pool 2 Apportioned Junior Percentage are approximately 4.27% and 4.25%, respectively. The initial Pool 1 Senior Percentage and the initial Pool 2 Senior Percentage are 95.73% and 95.75%, respectively. The "Bankruptcy Loss Amount," the "Fraud Loss Amount" and the "Special Hazard Loss Amount" for Pool 1999-15 as of the initial issuance of the Certificates are $358,194.00, $10,045,610.00 and $10,045,610.00,
respectively, representing approximately .04%, 1.00%, and 1.00%, respectively, of the aggregate Scheduled Principal Balances of the Pool 1 and Pool 2 mortgage loans as of July 1, 1999 (the "Cut-off Date").

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1999-15 Pool 1

Pool 1999-15 Pool 1 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $932,211,550.79.

The interest rates (the "Mortgage Rates") borne by the 2853 Mortgage Loans conveyed by GECMSI to Pool 1999-15 Pool 1 range from 6.2500% to 9.000% and the weighted average Mortgage Rate as of the Cut-off Date is 7.2522% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-15 Pool 1 ranged from $26,500.00 to $1,476,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-15 Pool 1 is $326,747.83, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-15 Pool 1 is August 26, 1987, and the latest scheduled maturity date of any such Mortgage Loan is July 1, 2029. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-15 Pool 1 is 74.7553%.

The Mortgage Loans in Pool 1999-15 Pool 1 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-15 Pool 1:

    MORTGAGE         # OF          AGGREGATE BALANCES           % OF POOL BY
      RATES          LOANS         AS OF CUT-OFF DATE        AGGREGATE BALANCE
      -----          -----         ------------------        -----------------
     6.2500%             1                $374,286.51               0.0402%
     6.3750%             9              $2,659,174.49               0.2853%
     6.5000%            36             $11,658,481.81               1.2506%
     6.6250%            49             $17,238,655.68               1.8492%
     6.7500%           127             $44,569,226.56               4.7810%
     6.8750%           288             $98,248,177.59              10.5393%
     6.9500%             4              $1,200,552.35               0.1288%
     7.0000%           330            $113,365,975.64              12.1610%
     7.1250%           367            $127,428,249.55              13.6695%
     7.2500%           486            $161,639,172.38              17.3392%
     7.3000%             1                $200,390.69               0.0215%
     7.3750%           364            $119,014,716.17              12.7669%
     7.5000%           309             $92,421,785.50               9.9143%
     7.6250%           151             $46,568,969.10               4.9955%
     7.6500%             1                 $79,221.60               0.0085%
     7.7500%           114             $31,898,456.56               3.4218%
     7.8750%            90             $27,066,112.70               2.9034%
     8.0000%            29              $8,044,321.95               0.8629%
     8.1250%            16              $4,647,180.49               0.4985%
     8.2500%            28              $8,041,816.73               0.8627%
     8.3750%            21              $5,214,959.84               0.5594%
     8.5000%             5              $1,764,042.08               0.1892%
     8.6250%             7              $2,564,570.70               0.2751%
     8.7500%            11              $3,627,053.18               0.3891%
     8.8750%             6              $1,732,076.19               0.1858%
     9.0000%             3                $943,924.75               0.1013%
      Total          2,853            $932,211,550.79             100.0000%


b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-15 Pool 1:

     ORIGINAL              # OF          AGGREGATE BALANCES       % OF POOL BY
     BALANCES              LOANS         AS OF CUT-OFF DATE      AGGREGATE BAL.
     --------              -----         ------------------      --------------
$      0 - 227,150           329            $44,024,469.83             4.7226%
$227,151 - 250,000           111            $27,051,044.60             2.9018%
$250,001 - 300,000           941           $260,373,211.67            27.9307%
$300,001 - 350,000           569           $184,322,479.62            19.7726%
$350,001 - 400,000           347           $130,735,592.53            14.0242%
$400,001 - 450,000           202            $86,238,587.86             9.2510%
$450,001 - 600,000           262           $134,472,345.08            14.4251%
$600,001 - 650,000            67            $42,874,064.90             4.5992%
$650,001 - 1,500,000 +        25            $22,119,754.70             2.3728%
Total                      2,853           $932,211,550.79           100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-15 Pool 1 is $1,472,948.63.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-15 Pool 1 is $26,462.48.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-15 Pool 1:

  YEAR OF             # OF       AGGREGATE BALANCES       % OF POOL BY
ORIGINATION          LOANS       AS OF CUT-OFF DATE     AGGREGATE BALANCE
-----------          -----       ------------------     -----------------
    1987                 1             $262,649.14           0.0282%
    1988                 1             $387,669.97           0.0416%
    1992                 1             $374,721.69           0.0402%
    1993                 1             $375,000.00           0.0402%
    1994                 1             $464,297.77           0.0498%
    1997                 5           $1,573,257.88           0.1688%
    1998               167          $35,320,975.09           3.7889%
    1999             2,676         $893,452,979.25          95.8423%
   Total             2,853         $932,211,550.79         100.0000%


d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-15 Pool 1:

  LOAN-TO-VALUE
     RATIO AT           # OF        AGGREGATE BALANCES           % OF POOL BY
   ORIGINATION          LOANS       AS OF CUT-OFF DATE         AGGREGATE BALANCE
   -----------          -----       ------------------         -----------------
  00.000 - 50.00         107            $32,158,099.75                3.4497%
  50.001 - 60.00         193            $65,894,261.88                7.0686%
  60.001 - 70.00         416           $146,387,552.47               15.7033%
  70.001 - 75.00         391           $136,251,170.31               14.6159%
  75.001 - 80.00       1,328           $435,562,199.38               46.7235%
  80.001 - 85.00          51            $14,876,386.04                1.5958%
  85.001 - 90.00         219            $65,523,742.66                7.0288%
  90.001 - 95.00         147            $35,295,140.39                3.7862%
 95.001 - 100.00           1               $262,997.91                0.0282%
      Total            2,853           $932,211,550.79              100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-15 Pool 1:

            TYPE OF        # OF      AGGREGATE BALANCES      % OF POOL BY
            DWELLING      LOANS      AS OF CUT-OFF DATE    AGGREGATE BALANCE
            --------      -----      ------------------    -----------------
Single-family detached    2,582         $854,159,788.30        91.6272%
Single-family attached       66          $16,889,085.78         1.8117%
Condominium                 133          $39,782,132.17         4.2675%
2 - 4 Family Units           70          $20,178,904.28         2.1646%
Co-op                         2           $1,201,640.26         0.1289%
Total                     2,853         $932,211,550.79        99.9999%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-15 Pool 1:

                            # OF      AGGREGATE BALANCES       % OF POOL BY
           OCCUPANCY        LOANS     AS OF CUT-OFF DATE     AGGREGATE BALANCE
           ---------        -----     ------------------     -----------------
Owner Occupied              2,747       $902,005,475.47           96.7597%
Vacation                       60        $20,311,991.22            2.1789%
Investment                     46         $9,894,084.10            1.0614%
Total                       2,853       $932,211,550.79          100.0000%


g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-15 Pool 1:

                             # OF        AGGREGATE BALANCES       % OF POOL BY
             STATE          LOANS        AS OF CUT-OFF DATE    AGGREGATE BALANCE
             -----          -----        ------------------    -----------------
Alabama                          4           $1,401,615.30         0.1504%
Arizona                         61          $18,518,879.13         1.9866%
Arkansas                         2             $755,783.54         0.0811%
California                   1,290         $440,524,237.38        47.2558%
Colorado                        82          $22,858,720.34         2.4521%
Connecticut                     42          $15,501,043.96         1.6628%
Delaware                         6           $1,503,702.64         0.1613%
District Of Columbia            13           $4,380,148.10         0.4699%
Florida                         45          $12,120,493.65         1.3002%
Georgia                         32           $9,503,142.62         1.0194%
Hawaii                           3           $1,319,814.46         0.1416%
Idaho                            4             $763,210.73         0.0819%
Illinois                        87          $29,320,208.12         3.1452%
Indiana                          4           $1,218,863.75         0.1307%
Iowa                             3             $988,849.11         0.1061%
Kansas                           3             $641,023.34         0.0688%
Kentucky                         6           $1,963,617.22         0.2106%
Louisiana                        2             $409,192.04         0.0439%
Maine                            5           $1,331,209.44         0.1428%
Maryland                        81          $26,354,128.29         2.8271%
Massachusetts                  189          $63,781,571.79         6.8420%
Michigan                        53          $18,485,083.74         1.9829%
Minnesota                       40          $13,062,894.92         1.4013%
Mississippi                      1             $341,409.75         0.0366%
Missouri                        11           $3,362,050.53         0.3607%
Montana                          6           $1,350,812.87         0.1449%
Nebraska                         3             $960,968.94         0.1031%
Nevada                          21           $5,931,992.25         0.6363%
New Hampshire                    3             $793,356.59         0.0851%
New Jersey                     122          $39,155,958.10         4.2003%
New Mexico                       7           $1,718,219.59         0.1843%
New York                        90          $28,373,994.51         3.0437%
North Carolina                  42          $13,704,949.97         1.4702%
Ohio                            43          $14,301,704.29         1.5342%
Oklahoma                         2             $393,670.12         0.0422%
Oregon                          34           $7,637,682.27         0.8193%
Pennsylvania                    64          $21,980,247.00         2.3579%
Rhode Island                     3             $705,281.47         0.0757%
South Carolina                  16           $4,311,905.33         0.4625%
South Dakota                     2              $97,419.42         0.0105%
Tennessee                        6           $1,673,617.91         0.1795%
Texas                           57          $18,180,451.52         1.9502%
Utah                            24           $5,168,954.79         0.5545%
Vermont                          3             $728,357.58         0.0781%
Virginia                       120          $37,934,020.42         4.0693%
Washington                      84          $25,762,917.41         2.7636%
West Virginia                    1             $116,309.20         0.0125%
Wisconsin                       30          $10,493,399.70         1.1256%
Wyoming                          1             $324,465.65         0.0348%
Total                        2,853         $932,211,550.79       100.0001%


h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-15 Pool 1:

YEAR OF         # OF    AGGREGATE BALANCES        % OF POOL BY
MATURITY       LOANS    AS OF CUT-OFF DATE      AGGREGATE BALANCE
--------       -----    ------------------      -----------------
  2018             2          $256,595.30            0.0275%
  2019            23        $6,224,597.55            0.6677%
  2023             1          $195,828.48            0.0210%
  2024            12        $3,700,179.15            0.3969%
  2026             2          $494,429.18            0.0530%
  2027             6        $1,810,925.90            0.1943%
  2028           130       $24,697,208.22            2.6493%
  2029         2,677      $894,831,787.01           95.9903%
 Total         2,853      $932,211,550.79          100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-15 Pool 1 calculated as of the Cut-off Date is 357.21 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-15 Pool 1:

                            # OF      AGGREGATE BALANCES     % OF POOL BY
        PURPOSE OF LOAN     LOANS     AS OF CUT-OFF DATE   AGGREGATE BALANCE
        ---------------     -----     ------------------   -----------------
Purchase                    1,791       $588,264,238.61         63.1042%
Rate Term/Refinance           941       $304,979,752.75         32.7157%
Cash-out Refinance            121        $38,967,559.43          4.1801%
Total                       2,853       $932,211,550.79        100.0000%

Description of the Mortgage Pool and the Mortgaged Properties

Pool 1999-15 Pool 2

Pool 1999-15 Pool 2 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $72,349,463.68.

The interest rates (the "Mortgage Rates") borne by the 233 Mortgage Loans conveyed by GECMSI to Pool 1999-15 Pool 2 range from 7.0000% to 8.2500% and the weighted average Mortgage Rate as of the Cut-off Date is 7.3693% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance as of the Cut-off Date). At origination, the principal balances of the Mortgage Loans in Pool 1999-15 Pool 2 ranged from $43,500.00 to $1,200,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Mortgage Loans in Pool 1999-15 Pool 2 is $310,512.72, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Mortgage Loan in Pool 1999-15 Pool 2 is April 15, 1998, and the latest scheduled maturity date of any such Mortgage Loan is July 1, 2029. The weighted average loan-to-value ratio of the Mortgage Loans as of the Cut-off Date in Pool 1999-15 Pool 2 is 75.6041%.

The Mortgage Loans in Pool 1999-15 Pool 2 have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Mortgage Loans in Pool 1999-15 Pool 2:

MORTGAGE      # OF       AGGREGATE BALANCES         % OF POOL BY
  RATES       LOANS      AS OF CUT-OFF DATE      AGGREGATE BALANCE
  -----       -----      ------------------      -----------------
 7.0000%        19           $6,352,344.66              8.7801%
 7.1250%        48          $16,275,637.77             22.4959%
 7.2500%        48          $16,396,436.14             22.6628%
 7.3750%        32           $9,357,394.68             12.9336%
 7.3780%         1             $286,811.08              0.3964%
 7.5000%        33           $9,231,847.10             12.7601%
 7.6250%         7           $2,048,192.51              2.8310%
 7.7500%        12           $3,683,387.70              5.0911%
 7.8750%        13           $3,800,055.31              5.2524%
 8.0000%        19           $4,657,522.53              6.4375%
 8.2500%         1             $259,834.20              0.3591%
  Total        233          $72,349,463.68            100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Mortgage Loans in Pool 1999-15 Pool 2:

              ORIGINAL     # OF      AGGREGATE BALANCES      % OF POOL BY
              BALANCES     LOANS     AS OF CUT-OFF DATE     AGGREGATE BAL.
              --------     -----     ------------------     --------------
$      0 - 227,150           48         $6,742,128.32            9.3188%
$227,151 - 250,000            9         $2,178,570.26            3.0112%
$250,001 - 300,000           61        $16,876,308.50           23.3260%
$300,001 - 350,000           51        $16,476,146.55           22.7730%
$350,001 - 400,000           28        $10,536,758.21           14.5637%
$400,001 - 450,000           13         $5,556,090.87            7.6795%
$450,001 - 600,000           18         $9,435,568.79           13.0417%
$600,001 - 650,000            1           $649,517.61            0.8978%
$650,001 - 1,500,000 +        4         $3,898,374.57            5.3883%
Total                       233        $72,349,463.68          100.0000%

The largest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-15 Pool 2 is $1,199,040.38.

The smallest outstanding Scheduled Principal Balance of any Mortgage Loan, as of the Cut-off Date, in Pool 1999-15 Pool 2 is $43,402.54.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Mortgage Loans in Pool 1999-15 Pool 2:

  YEAR OF      # OF        AGGREGATE BALANCES         % OF POOL BY
ORIGINATION    LOANS       AS OF CUT-OFF DATE       AGGREGATE BALANCE
-----------    -----       ------------------       -----------------
    1998         27            $5,755,744.99             7.9555%
    1999        206           $66,593,718.69            92.0445%
   Total        233           $72,349,463.68           100.0000%


d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Mortgage Loans at origination in Pool 1999-15 Pool 2:

   LOAN-TO-VALUE        # OF      AGGREGATE BALANCES       % OF POOL BY
RATIO AT ORIGINATION   LOANS     AS OF CUT-OFF DATE     AGGREGATE BALANCE
--------------------   -----     ------------------     -----------------
   00.000 - 50.00         16         $4,064,252.64            5.6175%
   50.001 - 60.00         11         $2,488,206.69            3.4392%
   60.001 - 70.00         35        $11,665,671.82           16.1241%
   70.001 - 75.00         26         $8,662,303.71           11.9729%
   75.001 - 80.00        101        $32,542,180.23           44.9791%
   80.001 - 85.00          4         $1,008,555.96            1.3940%
   85.001 - 90.00         27         $8,906,227.63           12.3100%
   90.001 - 95.00         13         $3,012,065.00            4.1632%
       Total             233        $72,349,463.68          100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged Properties securing the Mortgage Loans in Pool 1999-15 Pool 2:

            TYPE OF        # OF      AGGREGATE BALANCES        % OF POOL BY
            DWELLING       LOANS     AS OF CUT-OFF DATE      AGGREGATE BALANCE
            --------       -----     ------------------      -----------------
Single-family detached      205        $63,831,853.78               88.2271%
Single-family attached        7         $2,000,964.68                2.7657%
Condominium                  13         $3,646,874.66                5.0406%
2 - 4 Family Units            3           $891,270.56                1.2319%
Co-op                         5         $1,978,500.00                2.7346%
Total                       233        $72,349,463.68               99.9999%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Mortgage Loans as represented by the mortgagors at origination in Pool 1999-15 Pool 2:

                            # OF     AGGREGATE BALANCES       % OF POOL BY
           OCCUPANCY        LOANS    AS OF CUT-OFF DATE     AGGREGATE BALANCE
           ---------        -----    ------------------     -----------------
Owner Occupied               214      $67,157,850.72               92.8243%
Vacation                      14       $4,005,716.59                5.5366%
Investment                     5       $1,185,896.37                1.6391%
Total                        233      $72,349,463.68              100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Mortgage Loans in Pool 1999-15 Pool 2:

                         # OF        AGGREGATE BALANCES         % OF POOL BY
             STATE       LOANS       AS OF CUT-OFF DATE      AGGREGATE BALANCE
             -----       -----       ------------------      -----------------
Arizona                     5           $1,245,271.87             1.7212%
California                102          $28,706,363.08            39.6771%
Colorado                    9           $2,328,562.93             3.2185%
Connecticut                 4           $1,342,239.82             1.8552%
Florida                     5           $2,285,084.94             3.1584%
Georgia                     1             $499,217.53             0.6900%
Hawaii                      1             $425,000.00             0.5874%
Idaho                       1             $108,415.36             0.1498%
Illinois                   11           $4,675,866.07             6.4629%
Indiana                     2             $797,479.90             1.1023%
Kentucky                    1             $286,307.35             0.3957%
Maine                       1             $282,778.43             0.3909%
Maryland                    8           $2,406,296.50             3.3259%
Michigan                    3             $992,649.29             1.3720%
Minnesota                   4           $1,258,065.94             1.7389%
Missouri                    1             $309,115.50             0.4273%
New Hampshire               2             $558,431.79             0.7719%
New Jersey                 17           $5,508,742.62             7.6141%
New Mexico                  2             $150,890.64             0.2086%
New York                   11           $3,916,547.52             5.4134%
North Carolina              5           $1,272,888.19             1.7594%
Ohio                        3             $953,698.35             1.3182%
Oregon                      1             $319,637.78             0.4418%
Pennsylvania               13           $4,266,425.28             5.8970%
Rhode Island                2             $647,363.70             0.8948%
Texas                       4           $1,151,799.79             1.5920%
Utah                        1             $155,099.87             0.2144%
Virginia                    4             $921,350.60             1.2735%
Washington                  5           $3,277,361.28             4.5299%
Wisconsin                   4           $1,300,511.76             1.7975%
Total                     233          $72,349,463.68           100.0000%


h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Mortgage Loans in Pool 1999-15 Pool 2:

YEAR OF         # OF       AGGREGATE BALANCES       % OF POOL BY
MATURITY        LOANS      AS OF CUT-OFF DATE     AGGREGATE BALANCE
--------        -----      ------------------     -----------------
  2019            2            $702,822.58               0.9714%
  2024            1            $309,624.83               0.4280%
  2027            1            $286,811.08               0.3964%
  2028           23          $4,218,449.11               5.8307%
  2029          206         $66,831,756.08              92.3735%
 Total          233         $72,349,463.68             100.0000%

The weighted average scheduled remaining term to maturity of the Mortgage Loans in Pool 1999-15 Pool 2 calculated as of the Cut-off Date is 356.64 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Mortgage Loans in Pool 1999-15 Pool 2:

                            # OF     AGGREGATE BALANCES      % OF POOL BY
        PURPOSE OF LOAN     LOANS    AS OF CUT-OFF DATE    AGGREGATE BALANCE
        ---------------     -----    ------------------    -----------------
Purchase                    139       $46,296,112.35             63.9896%
Rate Term/Refinance          76       $20,713,714.89             28.6301%
Cash-out Refinance           18        $5,339,636.44              7.3803%
Total                       233       $72,349,463.68            100.0000%


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND  EXHIBITS.

1.1 The Underwriting Agreement, dated as of September 21, 1995, and the related Terms Agreement, dated as of July 28, 1999, for certain of the Series 1999-15 Certificates between GE Capital Mortgage Services, Inc. and Bear, Stearns & Co. Inc.


1.2 The Underwriting Agreement, dated as of January 22, 1998, and the related Terms Agreement, dated as of July 28, 1999, for certain of the Series 1999-15 Certificates between GE Capital Mortgage Services, Inc. and Merrill Lynch & Co..

4.1 The Pooling and Servicing Agreement for the Series 1999-15 Certificates, dated as of July 1, 1999, between GE Capital Mortgage Services, Inc., as seller and servicer, and State Street Bank and Trust Company, as trustee.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    GE Capital Mortgage Services, Inc.



                                    By:      Syed W. Ali
                                             -----------
                                    Name:    Syed W. Ali
                                    Title:   Vice President







Dated as of July 29, 1999

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    GE Capital Mortgage Services, Inc.



                                    By:      Syed W. Ali
                                             -----------
                                    Name:    Syed W. Ali
                                    Title:   Vice President




Dated as of July 29, 1999

                                  EXHIBIT INDEX




The exhibits are being filed herewith:


  EXHIBIT NO.                     DESCRIPTION                            PAGE

      1.1          The Underwriting Agreement, dated as of
                   September 21, 1995, and the related
                   Terms Agreement, dated as of July 28,
                   1999, for certain of the Series 1999-15
                   Certificates between GE Capital Mortgage
                   Services, Inc. and Bear, Stearns & Co.
                   Inc.

      1.2          The Underwriting Agreement, dated as of
                   January 22, 1998, and the related Terms
                   Agreement, dated as of July 28, 1999,
                   for certain of the Series 1999-15
                   Certificates between GE Capital Mortgage
                   Services, Inc. and Merrill Lynch & Co.

      4.1          The Pooling and Servicing Agreement for
                   the Series 1999-15 Certificates, dated
                   as of July 1, 1999, between GE Capital
                   Mortgage Services, Inc., as seller and
                   servicer, and State Street Bank and
                   Trust Company, as trustee.